Ex-99.h.2.ii

AMENDMENT NO. 32

to

SCHEDULE A

of

DELAWARE INVESTMENTS FAMILY OF FUNDS

FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds
Delaware Diversified Income Fund
Delaware U.S. Growth Fund

Delaware Group Cash Reserve
Delaware Cash Reserve Fund

Delaware Group Equity Funds I
Delaware Balanced Fund

Delaware Group Equity Funds II
Delaware Large Cap Value Fund
Delaware Value Fund

Delaware Group Equity Funds III
Delaware American Services Fund
Delaware Small Cap Growth Fund
Delaware Trend Fund

Delaware Group Equity Funds IV
Delaware Growth Opportunities Fund
Delaware Large Cap Growth Fund

Delaware Group Equity Funds V
Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund

Delaware Group Foundation Funds
Delaware Aggressive Allocation Portfolio
Delaware Conservative Allocation Portfolio
Delaware Moderate Allocation Portfolio

Delaware Group Global & International Funds
Delaware Emerging Markets Fund
Delaware Global Value Fund
Delaware International Value Equity Fund

Delaware Group Government Fund
Delaware American Government Bond Fund (To be renamed Delaware Core Plus Bond Fund January 31, 2007)
Delaware Inflation Protected Bond Fund

Delaware Group Income Funds
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund

Delaware Group Limited-Term Government Funds
Delaware Limited-Term Government Fund

Delaware Group State Tax-Free Income Trust
Delaware Tax-Free Pennsylvania Fund

Delaware Group Tax Free Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Delaware Group Tax Free Money Fund
Delaware Tax-Free Money Fund

Delaware Investments Municipal Trust
Delaware Tax-Free Florida Insured Fund

Delaware Pooled Trust
The All-Cap Growth Equity Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio The Global Real Estate Securities Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The High-Yield Bond Portfolio
The Intermediate Fixed Income Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Delaware VIP Trust
Delaware VIP Balanced Series
Delaware VIP Capital Reserves Series
Delaware VIP Cash Reserve Series
Delaware VIP Diversified Income Series
Delaware VIP Emerging Markets Series
Delaware VIP Global Bond Series
Delaware VIP Growth Opportunities Series
Delaware VIP High Yield Series
Delaware VIP International Value Equity Series
Delaware VIP REIT Series
Delaware VIP Select Growth Series
Delaware VIP Small Cap Value Series
Delaware VIP Trend Series
Delaware VIP U.S. Growth Series
Delaware VIP Value Series

Voyageur Insured Funds
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free Minnesota Insured Fund

Voyageur Intermediate Tax Free Funds
Delaware Tax-Free Minnesota Intermediate Fund

Voyageur Mutual Funds
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund

Voyageur Mutual Funds II
Delaware Tax-Free Colorado Fund

Voyageur Mutual Funds III
Delaware Large Cap Core Fund
Delaware Select Growth Fund

Voyageur Tax Free Funds
Delaware Tax-Free Minnesota Fund

Dated as of January 9, 2007

DELAWARE SERVICE COMPANY, INC.		DELAWARE GROUP ADVISER FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP EQUITY FUNDS I
By:	/s/ Richard Salus	DELAWARE GROUP EQUITY FUNDS II
Name:	Richard Salus	DELAWARE GROUP EQUITY FUNDS III
Title:	Senior Vice President/Chief Financial	DELAWARE GROUP EQUITY FUNDS IV
	Officer	DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX FREE FUND
DELAWARE GROUP TAX-FREE MONEY FUND
DELAWARE INVESTMENTS MUNICIPAL TRUST
DELAWARE POOLED TRUST
DELAWARE VIP TRUST
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III
VOYAGEUR TAX FREE FUNDS

		By:	/s/ Patrick P. Coyne
		Name:	Patrick P. Coyne
		Title:	President/Chief Executive Officer